Exhibit 99.1
5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Gary H. Guyton
Director of Planning and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
THIRD QUARTER 2013 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 4, 2013 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and nine months ended September 30, 2013.

Financial Results for the Three Months and Nine Months Ended September 30, 2013

Comstock reported a net loss of $24.0 million or 52¢ per share for the three months ended September 30, 2013 as compared to a loss from continuing operations of $44.2 million or 95¢ per share for the three months ended September 30, 2012.  The third quarter of 2013 results include an unrealized loss from derivative financial instruments of $3.8 million ($2.5 million after tax or 5¢ per share), an impairment of unevaluated leases of $3.0 million ($1.9 million after tax or 4¢ per share), and a loss of $2.2 million ($1.4 million after tax or 3¢ per share) from oil and gas property sales and settlements.  Results for the three months ended September 30, 2012 included an unrealized loss from derivative financial instruments of $11.1 million ($7.2 million after tax or 16¢ per share), an impairment of unevaluated leases of $1.4 million ($0.9 million after tax or 2¢ per share), and a loss of $2.8 million ($1.8 million after tax or 4¢ per share) from the sale of oil and gas properties.

Comstock's production in the third quarter of 2013 included 632,000 barrels of oil and 13.6 billion cubic feet of natural gas or 17.4 billion cubic feet of natural gas equivalent ("Bcfe").  Oil production in the third quarter averaged 6,870 barrels of oil per day, which increased 14% from the 6,048 barrels per day produced in the second quarter of 2013, and was 30% higher than oil production in the third quarter of 2012 of 5,295 barrels per day.  Gas production in the quarter declined 32% from the same period in 2012 due to the lack of drilling activity in the Company's Haynesville shale natural gas properties.

Comstock's average realized price for natural gas improved by 37% to $3.33 per Mcf for the third quarter of 2013 as compared to $2.43 per Mcf realized in the third quarter of 2012.  The Company's average realized price for oil, after hedging losses, decreased by 7% to $99.20 per barrel for the third quarter of 2013 as compared to $106.10 per barrel for the third quarter of 2012.  Oil and gas sales (including realized gains or losses from hedging) of $108.0 million for the third quarter increased by 8% as compared to 2012's third quarter sales from continuing operations of $100.4 million.  Operating cash flow (before changes in working capital accounts) was $62.9 million in the third quarter of 2013, which represented a 5% increase as compared to operating cash flow from continuing operations of $59.7 million in the third quarter of 2012.  EBITDAX, or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses, of $81.8 million in the third quarter of 2013, increased 11% over EBITDAX from continuing operations of $73.7 million in the third quarter of 2012.

Comstock reported net income of $78.5 million, or $1.63 per share, for the nine months ended September 30, 2013 as compared to a net loss of $21.9 million or 47¢ per share for the nine months ended September 30, 2012.  $148.6 million, or $3.08 per share, is related to the Company's West Texas operations that were sold on May 14, 2013, which resulted in a gain of $230.6 million ($149.9 million after tax). The loss from continuing operations for the first nine months of 2013 was $70.1 million, or $1.45 per share, as compared to a loss from continuing operations of $26.1 million or 56¢ per share for the same period in 2012.

The 2013 operating results include an unrealized loss from derivative financial instruments of $12.0 million ($7.8 million after tax or 17¢ per share), a gain of $7.9 million ($5.1 million or 11¢ per share) on the sale of marketable securities, impairments of oil and gas properties and unevaluated leases of $15.6 million ($10.1 million after tax, or 22¢ per share) and a loss of $2.1 million ($1.4 million after tax or 3¢ per share) from oil and gas property sales and settlements.  Results for the nine months ended September 30, 2012 included an unrealized gain on derivatives of $13.5 million ($8.8 million after tax or 19¢ per share), a gain of $24.3 million ($15.8 million after tax or 34¢ per share) from the sale of oil and gas properties, a gain on sale of marketable securities of $26.6 million ($17.3 million after tax or 37¢ per share), and impairments of oil and gas properties and unevaluated leases of $8.1 million ($5.3 million or 11¢ per share).

Oil production related to Comstock's continuing operations for the nine months ended September 30, 2013 increased 17% to 1,615,000 barrels as compared to 1,379,000 barrels for the same period in 2012.  Gas production decreased 32% to 43.4 Bcf for the first nine months of 2013 as compared to 64.1 Bcf for the same period of 2012.  Comstock's average realized price for natural gas increased 44% to $3.39 per Mcf for the first nine months of 2013 as compared to $2.35 per Mcf for the first nine months of 2012.  The Company's average realized price for oil for the first nine months of 2013 of $104.49 per barrel, including hedging gains, was 1% below the average realized price of $105.37 per barrel for the first nine months of 2012.  Oil and gas sales related to continuing operations increased by 7% to $316.1 million in the first nine months of 2013 as compared to the sales in the first nine months of 2012 of $295.9 million.  Operating cash flow related to continuing operations (before changes in working capital accounts) of $185.2 million in the first nine months of 2013 increased 6% from operating cash flow of $174.7 million for 2012's first nine months.  EBITDAX related to continuing operations increased 12% to $238.2 million for the first nine months of 2013 from $212.1 million for the first nine months of 2012.

2013 Drilling Results

Comstock reported on the results to date of its 2013 drilling program related to its continuing operations which is focused on developing its Eagle Ford oil shale properties in South Texas.  During the first nine months of 2013, Comstock spent $234.1 million on its continuing development and exploration activities and $14.5 million on acreage acquisition costs.  Comstock drilled 47 horizontal oil wells (31.6 net) and two horizontal natural gas wells (2.0 net) and had 11 oil wells (8.3 net) in various stages of drilling at September 30, 2013.  For all of 2013 Comstock expects to spend $345 million to drill 78 horizontal wells (51.6 net).   Comstock is also budgeting to spend $140 million in 2013 to acquire additional acreage including bolt-on acreage to its successful Eagle Ford shale play in South Texas as well as exploratory acreage in several emerging oil plays.

Since the beginning of 2013, the Company has completed 42 (26.4 net) horizontal Eagle Ford shale wells including six (3.8 net) wells drilled in 2012.  The 42 Eagle Ford shale wells that were completed had an average per well initial production rate of 793 barrels of oil equivalent ("BOE") per day.  Comstock completed 17 Eagle Ford shale wells in the third quarter.  The four third quarter wells with the highest initial production rates were the Swenson C #4H, Forrest Wheeler D #1H and the Swenson #7H and #8H which are all located in McMullen County, Texas.  These wells had initial production rates of 1,033, 1,128, 1,021 and 1,190 BOE per day, respectively.

Comstock has planned a conference call for 10 a.m. Central Time on November 5, 2013, to discuss the operational and financial results for the third quarter of 2013.  Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live web cast or dial 1-877-280-4957 (international dial-in use 857-244-7314) and provide access code 96651078 when prompted.  If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com.  The web replay will be available for approximately one week.  A replay of the conference call will be available beginning at 2:00 p.m. Central Time November 5, 2013 and will continue until 11:59 p.m. November 12, 2013.  To hear the replay, call 888-286-8010 (617-801-6888 if calling from outside the US).  The conference call ID number is 47625311.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is an independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas and Louisiana.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per share amounts)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2013	2012	2013	2012

	Revenues:
	Oil and gas sales	$111,590	$97,141	$314,430	$291,242

	Operating expenses:
	Production taxes	4,168	3,098	10,172	9,206
	Gathering and transportation	4,478	6,033	13,034	20,854
	Lease operating	12,955	12,962	39,123	38,613
	Exploration(1)	2,995	1,407	15,342	2,797
	Depreciation, depletion and amortization	85,762	91,536	255,973	254,522
	General and administrative	8,153	8,142	25,996	25,973
	(Gain) loss on sale of oil and gas properties	2,165	2,794	2,084	(24,271)
	Impairment of oil and gas properties	—	—	652	5,350
	Total operating expenses	120,676	125,972	362,376	333,044

	Operating loss	(9,086)	(28,831)	(47,946)	(41,802)

	Other income (expenses):
	Gain on sale of marketable securities	—	—	7,877	26,621
	Realized gain (loss) from derivatives	(3,560)	3,293	1,641	4,658
	Unrealized gain (loss) from derivatives	(3,835)	(11,112)	(11,962)	13,498
	Interest and other income	423	153	864	675
	Interest expense(2)	(20,530)	(15,527)	(57,348)	(41,181)
	Total other income (expenses)	(27,502)	(23,193)	(58,928)	4,271

	Loss before income taxes	(36,588)	(52,024)	(106,874)	(37,531)
	Benefit from income taxes	12,554	7,812	36,792	11,446
	Loss from continuing operations	(24,034)	(44,212)	(70,082)	(26,085)
	Income from discontinued operations, net of income taxes	—	13,763	148,609	4,176
	Net income (loss)	$(24,034)	$(30,449)	$78,527	$(21,909)

	Net income (loss) per share:
Basic	— loss from continuing operations	$(0.52)	$(0.95)	$(1.45)	$(0.56)
	— income from discontinued operations	—	0.29	3.08	0.09
	— net income (loss)	$(0.52)	$(0.66)	$1.63	$(0.47)

Diluted	— loss from continuing operations	$(0.52)	$(0.95)	$(1.45)	$(0.56)
	— income from discontinued operations	—	0.29	3.08	0.09
	— net income (loss)	$(0.52)	$(0.66)	$1.63	$(0.47)

	Dividends per common share	$0.125	$—	$0.25	$—

Weighted average shares outstanding:
	Basic	46,570	46,443	46,684	46,414
	Diluted	46,570	46,443	46,684	46,414

(1)  Includes impairments of unevaluated leases of $3.0 million, $1.4 million, $14.9 million and $2.7 million in the three months and nine months ended September 30, 2013 and 2012, respectively.
(2)  $0.7 million, $3.3 million, $2.4 million and $9.4 million of interest expense was capitalized for the three months and nine months ended September 30, 2013 and 2012, respectively.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

OPERATING CASH FLOW:

Net income (loss)	$(24,034)	$(30,449)	$78,527	$(21,909)
Reconciling items:
Income from discontinued operations	—	(13,763)	(148,609)	(4,176)
Deferred income taxes	(12,554)	(7,800)	(36,792)	(11,235)
Depreciation, depletion and amortization	85,762	91,536	255,973	254,522
Impairment of oil and gas properties	—	—	652	5,350
Dry hole costs and lease impairments	2,995	1,370	14,903	2,685
(Gain) loss on sale of assets	2,165	2,794	(5,793)	(50,892)
Unrealized (gain) loss on derivatives	3,835	11,112	11,962	(13,498)
Debt issuance cost and discount amortization	1,584	1,586	4,802	3,689
Stock-based compensation	3,121	3,329	9,561	10,189
Operating cash flow from continuing operations	62,874	59,715	185,186	174,725
Excess income taxes from stock-based compensation	1	11	2,016	1,681
Decrease (increase) in accounts receivable	(27,425)	(5,454)	(48,185)	12,426
Decrease (increase) in other current assets	1,893	1,176	2,136	(1,713)
Increase in accounts payable and accrued expenses	60,222	21,361	72,139	7,078
Net cash provided by continuing operations	97,565	76,809	213,292	194,197
Net cash provided by (used for) discontinued operations(1)	(15)	6,991	(7,730)	31,501
Net cash provided by operating activities	$97,550	$83,800	$205,562	$225,698

(1) $10.1 million, $6.7 million and $21.9 million for the three months ended September 30, 2012 and nine months ended September 30, 2013 and 2012, respectively, excluding working capital changes.

EBITDAX:

Net loss from continuing operations	$(24,034)	$(44,212)	$(70,082)	$(26,085)
Interest expense	20,530	15,527	57,348	41,181
Benefit from income taxes	(12,554)	(7,812)	(36,792)	(11,446)
Depreciation, depletion and amortization	85,762	91,536	255,973	254,522
Exploration	2,995	1,407	15,342	2,797
Impairments of oil and gas properties	—	—	652	5,350
(Gain) loss on sale of assets	2,165	2,794	(5,793)	(50,892)
Unrealized (gain) loss from derivatives	3,835	11,112	11,962	(13,498)
Stock-based compensation	3,121	3,329	9,561	10,189
EBITDAX from continuing operations	81,820	73,681	238,171	212,118
EBITDAX from discontinued operations	—	12,106	13,651	26,066
Total EBITDAX	$81,820	$85,787	$251,822	$238,184

	As of
	September 30, 2013		December 31, 2012

BALANCE SHEET DATA:

Cash and cash equivalents	$228,353		$4,471
Marketable securities	—		12,312
Other current assets	96,827		46,652
Derivative financial instruments	1,820		11,651
Assets of discontinued operations	—		518,934
Property and equipment, net	1,936,813		1,958,687
Other	13,576		19,944
Total assets	$2,277,389		$2,572,651

Current liabilities (1)	$378,618	(1)	$112,893
Liabilities of discontinued operations	—		33,280
Long-term debt	688,260		1,324,383
Deferred income taxes	198,942		149,901
Other non-current liabilities	19,330		18,660
Stockholders' equity	992,239		933,534
Total liabilities and stockholders' equity	$2,277,389		$2,572,651

(1) Includes $195.6 million of debt classified as short-term due to early redemption of senior notes.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	17	611		4	632	—	632
Gas production (MMcf)	11,364	1,833		415	13,612	—	13,612
Total production (MMcfe)	11,467	5,499		438	17,404	—	17,404

Oil sales	$1,824	$64,015		$421	$66,260	$—	$66,260
Oil hedging losses(1)	—	—		—	(3,560)	—	(3,560)
Total oil sales including hedging	1,824	64,015		421	62,700	—	62,700
Natural gas sales	36,484	7,301		1,545	45,330	—	45,330
Total oil and gas sales and realized losses from derivatives	$38,308	$71,316		$1,966	$108,030	$—	$108,030

Average oil price (per barrel)	$105.60	$104.77		$111.61	$104.83	$—	$104.83
Average oil price including hedging (per barrel)	$105.60	$104.77		$111.61	$99.20	$—	$99.20
Average gas price (per Mcf)	$3.21	$3.98		$3.72	$3.33	$—	$3.33
Average price (per Mcfe)	$3.34	$12.97		$4.49	$6.41	$—	$6.41
Average price including hedging (per Mcfe)	$3.34	$12.97		$4.49	$6.21	$—	$6.21

Production taxes	$771	$3,269		$128	$4,168	$—	$4,168
Gathering and transportation	$3,508	$869		$101	$4,478	$—	$4,478
Lease operating	$6,683	$5,647		$625	$12,955	$—	$12,955

Production taxes (per Mcfe)	$0.07	$0.59		$0.29	$0.24	$—	$0.24
Gathering and transportation (per Mcfe)	$0.31	$0.16		$0.23	$0.26	$—	$0.26
Lease operating (per Mcfe)	$0.58	$1.03		$1.43	$0.74	$—	$0.74

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$9,575		$—	$9,575	$—	$9,575
Development leasehold	2	81		—	83	—	83
Development drilling	4,167	100,019		—	104,186	—	104,186
Other development	833	420		5	1,258	—	1,258
Total	$5,002	$110,095	(2)	$5	$115,102	$—	$115,102

(1)	Reported as realized loss from derivatives in operating results.
(2)	Net of acreage and facility reimbursements received of $13.4 million from joint venture partner.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2012
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	22	457		8	487	172	659
Gas production (MMcf)	17,633	1,937		480	20,050	202	20,252
Total production (MMcfe)	17,770	4,677		526	22,973	1,235	24,208

Oil sales	$2,103	$45,514		$777	$48,394	$14,678	$63,072
Oil hedging gains(1)	—	—		—	3,293	—	3,293
Total oil sales including hedging	2,103	45,514		777	51,687	14,678	66,365
Natural gas sales	41,342	5,680		1,725	48,747	1,076	49,823
Total oil and gas sales and realized gains from derivatives	$43,445	$51,194		$2,502	$100,434	$15,754	$116,188

Average oil price (per barrel)	$92.33	$99.69		$99.77	$99.34	$85.24	$95.66
Average oil price including hedging (per barrel)	$92.33	$99.69		$99.77	$106.10	$85.24	$100.65
Average gas price (per Mcf)	$2.34	$2.93		$3.59	$2.43	$5.33	$2.46
Average price (per Mcfe)	$2.44	$10.95		$4.76	$4.23	$12.76	$4.66
Average price including hedging (per Mcfe)	$2.44	$10.95		$4.76	$4.37	$12.76	$4.80

Production taxes	$699	$2,243		$156	$3,098	$758	$3,856
Gathering and transportation	$5,503	$432		$98	$6,033	$349	$6,382
Lease operating	$8,341	$3,658		$963	$12,962	$2,541	$15,503

Production taxes (per Mcfe)	$0.04	$0.48		$0.30	$0.13	$0.61	$0.16
Gathering and transportation (per Mcfe)	$0.31	$0.09		$0.19	$0.26	$0.28	$0.26
Lease operating (per Mcfe)	$0.47	$0.78		$1.82	$0.57	$2.06	$0.64

Oil and Gas Capital Expenditures:
Exploratory leasehold	$1,895	$1,787		$—	$3,682	$4,135	$7,817
Development leasehold	120	116		—	236	—	236
Exploratory drilling	408	497		—	905	—	905
Development drilling	9,418	21,706		—	31,124	58,410	89,534
Other development	257	166		64	487	—	487
Total	$12,098	$24,272	(2)	$64	$36,434	$62,545	$98,979

(1)	Reported as realized gain from derivatives in operating results.
(2)	Net of pre-formation cost reimbursements of $23.8 million under the Company's Eagle Ford shale joint venture.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	49	1,551		15	1,615	270	1,885
Gas production (MMcf)	36,801	5,396		1,249	43,446	410	43,856
Total production (MMcfe)	37,094	14,703		1,337	53,134	2,031	55,165

Oil sales	$4,781	$160,689		$1,603	$167,073	$22,777	$189,850
Oil hedging gains(1)	—	—		—	1,641	—	1,641
Total oil sales including hedging	4,781	160,689		1,603	168,714	22,777	191,491
Natural gas sales	120,786	21,741		4,830	147,357	2,348	149,705
Total oil and gas sales and realized gains from derivatives	$125,567	$182,430		$6,433	$316,071	$25,125	$341,196

Average oil price (per barrel)	$97.97	$103.59		$109.09	$103.47	$84.30	$100.72
Average oil price including hedging (per barrel)	$97.97	$103.59		$109.09	$104.49	$84.30	$101.59
Average gas price (per Mcf)	$3.28	$4.03		$3.87	$3.39	$5.73	$3.41
Average price (per Mcfe)	$3.39	$12.41		$4.81	$5.92	$12.37	$6.16
Average price including hedging (per Mcfe)	$3.39	$12.41		$4.81	$5.95	$12.37	$6.19

Production taxes	$1,469	$8,299		$404	$10,172	$1,120	$11,292
Gathering and transportation	$10,544	$2,263		$227	$13,034	$501	$13,535
Lease operating	$20,931	$15,841		$2,351	$39,123	$9,853	$48,976

Production taxes (per Mcfe)	$0.04	$0.56		$0.30	$0.19	$0.55	$0.20
Gathering and transportation (per Mcfe)	$0.28	$0.15		$0.17	$0.25	$0.25	$0.25
Lease operating (per Mcfe)	$0.57	$1.09		$1.76	$0.73	$4.85	$0.89

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$14,114		$—	$14,114	$8,856	$22,970
Development leasehold	51	315		—	366	—	366
Development drilling	16,473	213,221		—	229,694	81,735	311,429
Other development	2,105	2,249		69	4,423	880	5,303
Total	$18,629	$229,899	(2)	$69	$248,597	$91,471	$340,068

(1) (2)	Reported as realized gain from derivatives in operating results. Net of acreage and facility reimbursements received of $34.9 million from joint venture partner.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2012
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	69	1,285		25	1,379	369	1,748
Gas production (MMcf)	55,745	6,807		1,541	64,093	474	64,567
Total production (MMcfe)	56,162	14,514		1,693	72,369	2,686	75,055

Oil sales	$6,714	$131,373		$2,582	$140,669	$31,311	$171,980
Oil hedging gains(1)	—	—		—	4,658	—	4,658
Total oil sales including hedging	6,714	131,373		2,582	145,327	31,311	176,638
Natural gas sales	125,438	20,472		4,663	150,573	2,767	153,340
Total oil and gas sales and realized gains from derivatives	$132,152	$151,845		$7,245	$295,900	$34,078	$329,978

Average oil price (per barrel)	$96.75	$102.27		$102.07	$101.99	$84.91	$98.39
Average oil price including hedging (per barrel)	$96.75	$102.27		$102.07	$105.37	$84.91	$101.05
Average gas price (per Mcf)	$2.25	$3.01		$3.03	$2.35	$5.84	$2.37
Average price (per Mcfe)	$2.35	$10.46		$4.28	$4.02	$12.69	$4.33
Average price including hedging (per Mcfe)	$2.35	$10.46		$4.28	$4.09	$12.69	$4.40

Production taxes	$2,106	$6,526		$574	$9,206	$1,667	$10,873
Gathering and transportation	$18,580	$1,939		$335	$20,854	$758	$21,612
Lease operating	$24,979	$10,512		$3,122	$38,613	$5,587	$44,200

Production taxes (per Mcfe)	$0.04	$0.45		$0.34	$0.13	$0.62	$0.14
Gathering and transportation (per Mcfe)	$0.33	$0.13		$0.20	$0.29	$0.28	$0.29
Lease operating (per Mcfe)	$0.44	$0.73		$1.84	$0.53	$2.08	$0.59

Oil and Gas Capital Expenditures:
Acquisitions	$—	$—		$—	$—	$3,235	$3,235
Exploratory leasehold	5,264	4,886		—	10,150	12,149	22,299
Development leasehold	549	1,332		—	1,881	—	1,881
Exploratory drilling	976	2,825		—	3,801	—	3,801
Development drilling	99,962	158,268		—	258,230	137,467	395,697
Other development	1,241	991		195	2,427	—	2,427
Total	$107,992	$168,302	(2)	$195	$276,489	$152,851	$429,340

(1)	Reported as realized gain from derivatives in operating results.
(2)	Net of pre-formation cost reimbursements of $23.8 million under the Company's Eagle Ford shale joint venture.